SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                           RCG Companies Incorporated
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                     1-8662
                 (State or other jurisdiction of incorporation)
                            (Commission File Number)




                                   23-2265039
                      (IRS Employer Identification Number)


               6836 Morrison Blvd., Suite 200, Charlotte, NC 28211 (Address of principal executive offices) (Zip Code)

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported, on February 7, 2005 RCG Companies Incorporated ("RCG") closed a transaction through which its wholly owned subsidiary WTI Acquisition, Inc. ("Sub") merged with and into Farequest Holdings, Inc. ("Farequest"). Pursuant to the terms of the Agreement and Plan of Merger dated November 30, 2004, as amended (the "Merger Agreement") the Farequest Stockholders received
(i) 4,779,196 shares of common stock of RCG, (ii) 1,527,389 shares of RCG's Series B% Senior Participating Preferred Stock ("Series B Preferred Stock"), and
(iii) a promissory note payable within one year of the effective time of the merger, at the option of RCG, in either(a) an amount in cash equal to lesser of
(x)$6,037,872 or (y) 19% of the value of the total maximum consideration payable or (b) 3,018,936 shares of RCG common stock. In connection with a recently completed private placement of RCG's securities, reported on Form 8-K filed April 15, 2005, the Company irrevocably agreed to pay the promissory note in shares of RCG Common stock under certain circumstances.


On February 7, 2005 the Company filed a current report on Form 8-K disclosing the completion of the acquisition, but pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, omitted the financial statements of the business acquired and the pro forma financial information as it was permitted to do because audited financial statements of the Acquired Properties were not available at the time of the acquisition.

This Amendment No. 1 to the current report on Form 8-K filed February 7, 2005 is being filed to include these previously omitted financial statements.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Pursuant to paragraph (a) of Item 9.01 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Attached hereto are the audited financial statements of Farequest Holdings, Inc. for the year ended December 31, 2004 and the period from June 12, 2003 (inception) to December 31, 2003 and the report of the independent public auditors.

(b)  Pro forma Financial Information

Pursuant to paragraph (b) of Item 9.01 of Form 8-K, the following pro forma financial information was omitted from the disclosures contained in the Initial 8-K. Attached hereto are the unaudited pro forma combined balance sheet as of December 31, 2004, the unaudited pro forma combined statement of operations for the year ended June 30, 2004 and the six month period ended December 31, 2004 and the notes to the unaudited pro forma financial information.

Exhibits

99.2 Audited Financial Statements of Farequest Holdings Inc. for the year ended December 31, 2004 and the period from June 12, 2003 (inception) to December 31, 2003 and the report of the independent public auditors.

99.3 Unaudited pro forma combined balance sheet as of December 31, 2004, unaudited pro forma combined statement of operations for the year ended June 30, 2004 and the six month period ended December 31, 2004 and the notes to the unaudited pro forma financial information.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

RCG Companies Incorporated

/s/ Marc Bercoon
Mark Bercoon
Date: April 19, 2005
By:  Chief Financial Officer


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